Exhibit 10.3

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED GUARANTY

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED GUARANTY (this “Amendment”) is made as of February 24, 2026 (the “Effective Date”), by and between BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and CITIBANK, N.A., a national banking association (“Buyer”).
RECITALS:
WHEREAS, Parlex 2 Finance, LLC, a Delaware limited liability company (“Parlex 2”), Parlex 2A Finco, LLC, a Delaware limited liability company (“Parlex 2A”), Parlex 2 UK Finco, LLC, a Delaware limited liability company (“Parlex 2 UK”), Parlex 2 EUR Finco, LLC, a Delaware limited liability company (“Parlex 2 EUR”), Parlex 2 AU Finco, LLC, a Delaware limited liability company (“Parlex 2 AU”), Parlex 2 CAD Finco, LLC, a Delaware limited liability company (“Parlex 2 CAD”), Wispar 5 Finco, LLC, a Delaware limited liability company (“Wispar 5”), and Silver Fin II Sub TC PTY LTD, a proprietary company incorporated under the laws of Australia (CAN 657 021 577), acting in its personal capacity and as trustee of the Silver Fin II Sub Trust (ABN 36 362 640 907) (“Silver Fin”, and, together with Parlex 2, Parlex 2A, Parlex 2 EUR, Parlex 2 UK, Parlex 2 AU, Parlex 2 CAD, and Wispar 5, collectively, “Sellers”), as sellers, and Buyer entered into that certain Sixth Amended and Restated Master Repurchase Agreement, dated as of June 10, 2025 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Sixth A&R Repurchase Agreement”);
WHEREAS, in connection with the Sixth A&R Repurchase Agreement, Guarantor entered into that certain Amended and Restated Limited Guaranty, dated as of June 10, 2025 (the “A&R Guaranty”), in favor of Buyer, guaranteeing certain obligations of Sellers; Capitalized terms used but not defined herein shall have the meanings assigned to them in the A&R Guaranty or the Sixth A&R Repurchase Agreement, as applicable; and
WHEREAS, the parties hereto desire to (i) modify certain terms and provisions of the A&R Guaranty as set forth herein, and (ii) reaffirm the obligations of Guarantor under the A&R Guaranty.
NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:
1.AMENDMENTS TO A&R GUARANTY. The A&R Guaranty is hereby amended and modified as follows:
(a)Section 5(b) is hereby amended and restated in its entirety as follows:

Exhibit 10.3

Execution Version
“Minimum Tangible Net Worth. Guarantor’s Tangible Net Worth shall not fall below the result of (i) $2,775,000,000, plus (ii) seventy-five (75%) of the net cash proceeds of any equity issuance by Guarantor that occurs on or after December 31, 2025, minus (iii) the amount paid to repurchase common shares of Guarantor repurchased by Guarantor on or after December 31, 2025.
2.REAFFIRMATION OF A&R GUARANTY. Guarantor hereby (i) acknowledges and consents to the execution and delivery of this Amendment and (ii) represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment, all of Guarantor’s obligations under the A&R Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
3.GUARANTOR’S REPRESENTATIONS. Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect). .
4.FULL FORCE AND EFFECT. Except as expressly modified hereby, all of the terms, covenants and conditions of the A&R Guaranty remain unmodified and in full force and effect and are hereby ratified and confirmed by Guarantor. Any inconsistency between this Amendment and the A&R Guaranty (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the A&R Guaranty inconsistent with this Amendment. All references to the “Guaranty” in the A&R Guaranty, the Sixth A&R Repurchase Agreement or in any of the other Transaction Documents shall mean and refer to the A&R Guaranty as modified and amended hereby.
5.GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.    This
Amendment shall be governed in accordance with the terms and provisions of Sections 19, 21 and 27(c) of the A&R Guaranty, mutatis mutandis.
6.SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
7.COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.
8.SUCCESSORS AND ASSIGNS. This Amendment shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

Exhibit 10.3

Execution Version
9.AMENDMENTS. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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Exhibit 10.3

Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.,
a Maryland corporation

                    By: /s/ F. Austin Peña
                    Name: F. Austin Peña
                    Title: Authorized Signatory

[Signatures Continued on Next Page]

Signature Page to First Amendment to Amended and Restated Limited Guaranty

Exhibit 10.3

Execution Version
BUYER:

CITIBANK, N.A.

By: /s/ Christopher Cho
Name: Christopher Cho
Title: Authorized Signatory

Signature Page to First Amendment to Amended and Restated Limited Guaranty